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                                                                      EXHIBIT 10



                                  June 30, 2001



CONFIDENTIAL

Mr. Daniel S. Laikin
25 West 9th Street
Indianapolis, Indiana 46204

Mr. Paul Skjodt
9920 Towne Road
Carmel, Indiana 46032

Gentlemen:

     This amendment to our Letter agreement, dated March 5, 2001 (the "Letter Agreement"; capitalized terms not otherwise defined herein have the meanings herein as therein defined), confirms our understanding, and when signed, our binding agreement regarding our agreement that (a) the deadline for the Closing contained in the Letter Agreement shall be extended from June 30, 2001 to July 31, 2001 and (b) the Purchasers shall pay the Company a non-refundable fee of $100,000.00 (the "Extension Fee") in consideration of the foregoing extension. The Company shall have the right to use the Extension Fee for any purposes it believes to be desirable. This amendment shall become effective upon the Company's receipt of the fee referenced in clause (b) of the first sentence of this paragraph and the parties agree and acknowledge that the Letter Agreement may be terminated by any party prior thereto.

     The parties agree and acknowledge that, except as amended hereby, the Letter Agreement shall remain in full force and effect in accordance with its terms. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Letter Agreement may be terminated by any party if the Closing has not occurred by July 31, 2001 (other than the portions thereof which shall survive such termination in accordance with Section 11(c) of the Letter Agreement).

If the foregoing is acceptable to you, please so indicate by executing a counterpart of this Letter Agreement below and returning it to the Company.



                                   Sincerely,

                                   J2 COMMUNICATIONS



                                   By: /s/ James P. Jimirro
                                       ---------------------------
                                   Name:
                                   Title:



THE FOREGOING IS ACCEPTED


AND AGREED TO AS OF THE FIRST
DATE SET FORTH ABOVE:



/s/ James P. Jimirro
-------------------------
JAMES P. JIMIRRO



/s/ Daniel S. Laikin
-------------------------
DANIEL S. LAIKIN



/s/ Paul Skjodt
-------------------------
PAUL SKJODT